EXHIBIT 32.1

Certification by the Principal Executive Officer and Principal Financial Officer pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of EDAP TMS S.A. (the “Company”), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2026	/s/ RYAN RHODES

Ryan Rhodes
Chief Executive Officer (Principal Executive Officer)

Dated: March 25, 2026	/s/ KEN MOBECK

Ken Mobeck
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to EDAP TMS S.A. and will be retained by EDAP TMS S.A. and furnished to the Securities and Exchange Commission or its staff upon request.